UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Under §240.14a-12

GLAUKOS CORPORATION
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GLAUKOS CORPORATION 2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET GLAUKOS CORPORATION ONE GLAUKOS WAY ALISO VIEJO, CA 92656 You invested in GLAUKOS CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 30, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com 4 Smartphone users Vote Virtually at the Meeting* Point your camera here and ah May.30, 204 vote without entering a ams eal FAT control number Virtually at: KR www.virtualshareholdermeeting.com/GKOS2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. .. Board Voting Items Recommends il: Election of Directors Nominees: @For 01) Thomas W. Burns 02) Leana S. Wen, M.D. 03) Marc A. Stapley 2. Approval of the Glaukos Corporation Amended and Restated 2015 Omnibus Incentive Compensation Plan. @For 3. Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation. @Year 4. Approval, on an advisory basis, of the compensation of the Company's named executive officers. @For Be Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting @For firm for the year ending December 31, 2024. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.